UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): September 18, 2009

NTK Holdings, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

333-126389	20-1934298
(Commission File Number)	(I.R.S. Employer Identification No.)

50 Kennedy Plaza, Providence, Rhode Island	02903-2360
(Address of Principal Executive Offices)	(Zip Code)

(401) 751-1600
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

____________________________________________________________________________________________________________________________________________

Item 7.01	REGULATION FD DISCLOSURE

On September 18, 2008, NTK Holdings, Inc. (“NTK”), Nortek, Holdings, Inc. (“Holdings”), Nortek, Inc. (“Nortek”) and certain subsidiaries of Nortek (collectively, the “Companies”) commenced a solicitation of votes on joint chapter 11 plans of reorganization (the “Prepackaged Plan”) from the Companies’ creditors.

The Disclosure Statement Relating to the Joint Prepackaged Plan of Reorganization of NTK Holdings, Inc., et. al., under Chapter 11 of the Bankruptcy Code (the “Disclosure Statement”), which describes the solicitation of votes as well as the Prepackaged Plan, is attached as Exhibit 99.1 hereto.  A copy of the Prepackaged Plan is attached as Exhibit A to the Disclosure Statement.  A copy of the restructuring and lock-up agreement, dated September 3, 2009 (the “Restructuring Agreement”), by and among the Companies and certain holders of outstanding indebtedness of NTK and Nortek, which was previously described in a Current Report on Form 8-K that was filed with the Securities and Exchange Commission (the “Commission”) on September 3, 2009, is attached as Exhibit B to the Disclosure Statement.  A copy of the First Amendment to the Restructuring Agreement is attached as Exhibit C to the Disclosure Statement.  A copy of the Companies’ press release announcing the commencement of the solicitation of votes on the Prepackaged Plan is attached as Exhibit 99.2 hereto.

The Disclosure Statement contains certain projections and valuation analyses (collectively, the “Projections”) of financial performance for fiscal years 2009 through 2012.  The Companies do not, as a matter of course, publish their business plans, budgets or strategies, or make external projections or forecasts of their anticipated financial position or results of operations.  Accordingly, the Companies (including Reorganized Nortek (as defined in the Disclosure Statement)) do not anticipate that they will, and disclaim any obligation to, furnish updated business plans, budgets or projections, unless otherwise provided in an operative agreement, to holders of claims against or interests in the Companies prior to the Effective Date (as defined in the Disclosure Statement) or to stockholders or debtholders of Reorganized Nortek after the Effective Date, or to include such information in documents required to be filed with the Commission or any securities exchange or association, or otherwise make such information publicly available.  NTK has filed the Disclosure Statement as an exhibit hereto because such Disclosure Statement has been distributed to the Companies’ creditors in connection with the Companies’ proposed reorganization proceedings.  All information contained in the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Prepackaged Plan, actions of third parties or otherwise.

The Projections should be read in conjunction with the assumptions, qualifications and explanations set forth in the Disclosure Statement, including without limitation those set forth under the caption “Projections and Valuation Analysis,” as well as the historical consolidated financial information of NTK and Nortek, including the notes thereto, included in (i) NTK’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2008, filed with the Commission on April 10, 2009; (ii) Nortek’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2008, filed with the Commission on April 10, 2009; (iii) NTK’s Quarterly Report on Form 10-Q for the quarterly period ended April 4, 2009, filed with the Commission on May 19, 2009; (iv) Nortek’s Quarterly Report on Form 10-Q for the quarterly period ended April 4, 2009, filed with the Commission on May 19, 2009; (v) NTK’s Quarterly Report on Form 10-Q for the quarterly period ended July 4, 2009, filed with the Commission on August 24, 2009; and (vi) Nortek’s Quarterly Report on Form 10-Q for the quarterly period ended July 4, 2009, filed with the Commission on August 24, 2009.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Prepackaged Plan or an offer to sell or a solicitation of an offer to buy any securities of any of the Companies.  Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement and applicable law.

The information furnished on this Current Report on Form 8-K, including the exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  When used in this discussion and throughout this document, words, such as “intends”, “plans”, “estimates”, “believes”, “anticipates” and “expects” or similar expressions are intended to identify forward-looking statements.  These statements are based on our current plans and expectations and involve risks and uncertainties, over which we have no control, that could cause actual future activities and results of operations to be materially different from those set forth in the forward-looking statements.  Important factors that could cause actual future activities and operating results to differ include the availability and cost of certain raw materials, (including, among others, steel, copper, packaging materials, plastics and aluminum) and purchased components, the level of domestic and foreign construction and remodeling activity affecting residential and commercial markets, interest rates, employment, inflation, foreign currency fluctuations, consumer spending levels, exposure to foreign economies, the rate of sales growth, price, product and warranty liability claims, any amendments to the Plan, whether or not the Plan is confirmed by the bankruptcy court, and whether or not NTK, Holdings, Nortek and their domestic subsidiaries conclude their chapter 11 cases in the anticipated timeframe or at all.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  We undertake no obligation to update publicly any forward-looking statements, whether as a result of new information, future events or otherwise.  All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements.  Readers are also urged to carefully review and consider the various disclosures made herein, as well as the periodic reports on Forms 10-K, 10-Q and 8-K, previously filed by NTK and Nortek with the Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NTK HOLDINGS, INC.
By: /s/ Kevin W. Donnelly Name: Kevin W. Donnelly Title: Vice President, General Counsel and Secretary

Date: September 18, 2009
EXHIBIT INDEX

Exhibit no.	Description
99.1	Disclosure Statement Relating to the Joint Prepackaged Plan of Reorganization of NTK Holdings, Inc., et. al., Under Chapter 11 of the Bankruptcy Code, dated September 18, 2009.
99.2	Press Release, dated September 18, 2009.